Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Energy Efficient Equity, Inc. (the “Company”)
Natixis Securities Americas LLC (the “Structuring Agent”)
(together, the “Specified Parties”)

Re:   Energy Efficient Equity (“E3”) 2019-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “KPMG Final Tape vF 5_26_19.xlsx,” provided to us on May 30, 2019 (the “Data File”), containing certain information related to 3,248 Property Assessed Clean Energy (“PACE”) assessments (the “PACE Assessments”), and the related PACE bonds (the “PACE Bonds”) as of May 25, 2019 (the “Cutoff Date”), which we were informed were originated under the California Municipal Finance Authority (“CMFA”) program, and are intended to be included as collateral in the offering of E3 2019-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “E3 Portal” means the Company’s internal system for the administration of the PACE Assessments and PACE Bonds.

•	The term “Project Type Mapping” means an electronic data file entitled “Project Type 10.25.18_to Client-Awatts.xlsx,” provided by the Company on October 25, 2018, containing a mapping of the acceptable project types stated in the E3 Portal to the Data File.

•	The term “Sources” means the following documents contained in the Company’s E3 Portal or provided by the Company for the Sample PACE Assessments (defined below) and Sample PACE Bonds (defined below):

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Contained in E3 Portal

-	Pipeline Screen
-	Documents Screen
-	Pipeline/Term Screen
-	Pipeline/Term and Payment Summary Screen
-	Pipeline/Term/Project Definition Screen
-	Pipeline/Term/Truth-in-PACE Screen
-	Title Report
-	Pipeline/Term/Payment Schedule/Bond Payments Screen
-	Pipeline/Term/Overview Screen
-	Funding Screen
-	Funding/Payment Schedule Screen

Provided by the Company

-	Project Type Mapping

We make no representation regarding the validity, enforceability, or authenticity of such Sources.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 115 PACE Assessments (the “Sample PACE Assessments”) and 10 PACE Bonds (the “Sample PACE Bonds”) from the Data File. The Sample PACE Assessments and the Sample PACE Bonds are listed in Exhibit A attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Sample PACE Assessments and Sample PACE Bonds we were instructed to randomly select from the Data File.

B.	For each Sample PACE Assessment, we compared or recomputed the specified attributes listed below contained in the Data File to or using the corresponding information in the respective Sources. The Specified Parties indicated that absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources / Company’s Instructions

Assessment ID	“Property Address” field on Pipeline Screen

Property City	“Property Address” field on Pipeline Screen

County	“Recorded/Filed” section on Notice of Assessment and PCAR on Documents Screen, Appendix A of the E3 Financing Documents on Documents Screen

Property State	“Property Address” field on Pipeline Screen

Property Zip	“Property Address” field on Pipeline Screen

Property Value	“Property Appraisal” field on Pipeline/Term Screen

Project Type Description	“Improvements” field on Pipeline/Term/Project Definition Screen and Project Type Mapping

Amortization Period	“Financing Term” field on Pipeline/Term/Truth-in-PACE Screen

Coupon Rate	“Interest Rate” field on Pipeline/Term/Truth-in-PACE Screen

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Recording Date	“Recording Date” field on Pipeline/Term/Truth-in-PACE Screen

First Tax Payment Date	“First Payment Date” field on Pipeline/Term/Truth-in-PACE Screen

Bond Maturity Date	The last date in “Date” field on Pipeline/Term/Payment Schedule/Bond Payments Screen

Initial Principal (Assessment Amount)	“Total Assessment Amount” field on Pipeline/Term/Truth-in-PACE Screen

Assessment-to-Value Ratio	“ATV” field on Pipeline/Term/Overview Screen

Mortgage-to-Value Ratio	“MTV” field on Pipeline/Term/Overview Screen, with the exception of Sample PACE Assessments #2, 3, 13, 52, and 56, for which the Company instructed us to recompute the Mortgage-to-Value Ratio by dividing the mortgage balance stated in the Title Report by the Property Value stated in the Data File.

Combined Loan-to-Value Ratio	“CLTV” field on Pipeline/Term/Overview Screen, with the exception of Sample PACE Assessments #2, 3, 13, 52, and 56, for which the Company instructed us to recompute the Combined Loan-to-Value Ratio by summing the Assessment-to-Value Ratio and Mortgage-to-Value Ratio stated in the Data File

The information regarding the Sample PACE Assessments in the Data File was found to be in agreement with the respective information stated in the Sources.

C.	For each Sample PACE Bond, we compared the specified attributes listed below contained in the Data File to the corresponding information in the respective Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception.

Attribute	Sources / Company’s Instructions

Bond Series	“Series” field on Funding Screen

Coupon Rate	“Coupon” field on Funding Screen

Bond Maturity Date	The last date in the “Bond Payment Date” field on Funding/Payment Schedule Screen

First Principal Payment Date	“First Principal Payment” field on Funding Screen

First Interest Payment Date	“First Interest Payment” field on the Funding Screen

Amortization Period	“Maturity” field on Funding Screen

The information regarding the Sample PACE Bonds in the Data File was found to be in agreement with the respective information stated in the Sources.

There were no conclusions that resulted from the procedures.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the PACE Assessments and PACE Bonds, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the PACE Assessments and PACE Bonds to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the PACE Assessments and PACE Bonds with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the PACE Assessments and PACE Bonds that would be material to the likelihood that the issuer of the PACE asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
June 7, 2019

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Exhibit A – Sample PACE Assessments and Sample PACE Bonds

Sample PACE Assessments

Sample PACE Assessment Number	PACE Assessment Number	Sample PACE Assessment Number	PACE Assessment Number	Sample PACE Assessment Number	PACE Assessment Number	Sample PACE Assessment Number	PACE Assessment Number

1	2019-1-1	30	2019-1-30	59	2019-1-59	88	2019-1-88
2	2019-1-2	31	2019-1-31	60	2019-1-60	89	2019-1-89
3	2019-1-3	32	2019-1-32	61	2019-1-61	90	2019-1-90
4	2019-1-4	33	2019-1-33	62	2019-1-62	91	2019-1-91
5	2019-1-5	34	2019-1-34	63	2019-1-63	92	2019-1-92
6	2019-1-6	35	2019-1-35	64	2019-1-64	93	2019-1-93
7	2019-1-7	36	2019-1-36	65	2019-1-65	94	2019-1-94
8	2019-1-8	37	2019-1-37	66	2019-1-66	95	2019-1-95
9	2019-1-9	38	2019-1-38	67	2019-1-67	96	2019-1-96
10	2019-1-10	39	2019-1-39	68	2019-1-68	97	2019-1-97
11	2019-1-11	40	2019-1-40	69	2019-1-69	98	2019-1-98
12	2019-1-12	41	2019-1-41	70	2019-1-70	99	2019-1-99
13	2019-1-13	42	2019-1-42	71	2019-1-71	100	2019-1-100
14	2019-1-14	43	2019-1-43	72	2019-1-72	101	2019-1-101
15	2019-1-15	44	2019-1-44	73	2019-1-73	102	2019-1-102
16	2019-1-16	45	2019-1-45	74	2019-1-74	103	2019-1-103
17	2019-1-17	46	2019-1-46	75	2019-1-75	104	2019-1-104
18	2019-1-18	47	2019-1-47	76	2019-1-76	105	2019-1-105
19	2019-1-19	48	2019-1-48	77	2019-1-77	106	2019-1-106
20	2019-1-20	49	2019-1-49	78	2019-1-78	107	2019-1-107
21	2019-1-21	50	2019-1-50	79	2019-1-79	108	2019-1-108
22	2019-1-22	51	2019-1-51	80	2019-1-80	109	2019-1-109
23	2019-1-23	52	2019-1-52	81	2019-1-81	110	2019-1-110
24	2019-1-24	53	2019-1-53	82	2019-1-82	111	2019-1-111
25	2019-1-25	54	2019-1-54	83	2019-1-83	112	2019-1-112
26	2019-1-26	55	2019-1-55	84	2019-1-84	113	2019-1-113
27	2019-1-27	56	2019-1-56	85	2019-1-85	114	2019-1-114
28	2019-1-28	57	2019-1-57	86	2019-1-86	115	2019-1-115
29	2019-1-29	58	2019-1-58	87	2019-1-87

Sample PACE Bonds

Sample PACE Bond Number	PACE Bond Number	Sample PACE Bond Number	PACE Bond Number
1	E3.2019-1.1	6	E3.2019-1.6
2	E3.2019-1.2	7	E3.2019-1.7
3	E3.2019-1.3	8	E3.2019-1.8
4	E3.2019-1.4	9	E3.2019-1.9
5	E3.2019-1.5	10	E3.2019-1.10